Investor Meetings

April 29 – May 1

Forward-Looking Statements

Agenda
•  Southern Union Company Overview
•  Creating Shareholder Value
•  2007 Accomplishments/Recent Announcements
•  Segment Information & Growth Drivers
•  2008 Financial Outlook
•  Conclusion
•  Appendix

Southern Union Company Overview

Southern Union Transformation

Map of Operations

Business Segments

Transportation & Storage
•  Vast pipeline network with access to diverse supply sources and growing markets
•  Approximately 15,000 miles of interstate pipelines with transportation capacity of 7.8 Bcf/d
•  North America’s largest liquefied natural gas (LNG) import terminal with peak sendout of 2.1 Bcf/d and storage of 9 Bcf
•  Interests in approximately 94 Bcf of storage

Gathering & Processing
•  Extensive system in the prolific Permian Basin
•  Approximately 4,800 miles of pipelines
•  Five processing plants (four active) with a capacity of 470 MMcf/d
•  Eight treating plants (six active) with a capacity of 765 MMcf/d

Distribution & Other
•  Distribution serves approximately 560,000 customers in Missouri and Massachusetts
•  PEI Power Corporation owns interests in and operates 70 MW of generating assets which supply electricity into the PJM Grid

Creating Shareholder Value

Value Creation
•  Value creation will come from:
–  Organic growth projects
–  Strategic initiatives
–  Prudent financial management

Organic Growth Projects
•  Vast pipeline network with access to multiple supply sources and diverse markets will help fuel organic growth
•  Analyze trends in the natural gas industry to identify opportunities
•  Recent open seasons:
–  FGT Phase VIII expansion
–  FGT Pascagoula lateral to serve GulfLNG Energy, LLC import terminal
–  Vector Connector on Trunkline Gas
–  Longville – Henry Hub expansion on Trunkline Gas
•  Southern Union Gas Services is well positioned to capture potential opportunities resulting from the development of the West Texas Barnett Shale

Strategic Initiatives
•  Evaluate and pursue market opportunities
–  Strategic acquisitions
–  Partnership or joint venture opportunities
•  Continue to evaluate market conditions for creating an MLP for gathering and processing assets

Prudent Financial Management
•  Preservation of investment grade ratings is important for:
–  Lower financing costs/eliminates collateral requirements
–  Improves rate making and regulatory relationships
•  Free cash flow may be used for:
–  Organic growth projects
–  Share repurchases
–  Increased dividends
▪  SUG recently announced 50% increase in annual dividend effective 4Q07 to $.60 per share from $.40 per share
–  Debt repayment
•  Actively manage operating expenses

2007 Accomplishments & Recent Announcements

Significant Events - 2007
•  Completed Trunkline Field Zone expansion with capital cost of $250MM and EBITDA of $30 to $37MM
•  Completed FGT Phase VII expansion with capital cost of $60MM and EBITDA of $10MM
•  Successfully completed rate case filings at both LDC properties
•  Increased annual cash dividend by 50% to $.60 per share

Recent Announcements
•  Announced increase in Trunkline IEP capital cost to $365 million and EBITDA of $60 to $65 million
•  Florida Gas Transmission announced $2 billion Phase VIII expansion with a spring 2011 in-service date
–  Florida Power & Light to be anchor shipper with 25 year contract for 400MMcf/d
•  Announced 2008 EBITDA guidance of $850 to $890 million, EPS guidance of $1.80 to $1.90 per share and capital expenditures guidance of $510 to $575 million
•  Announced additions to SUGS’ hedging program

Transportation & Storage

Transportation & Storage Assets

Trunkline LNG Company
•  Located in Lake Charles, LA
•  Currently North America’s largest operating facility
–  Peak send out of 2.1 Bcf/d
–  Storage of 9 Bcf
•  Fully contracted until 2028 with high credit quality counterparty – BG Group
•  FERC Regulated

T&S Growth Drivers

Trunkline Field Zone Expansion

Trunkline LNG: Infrastructure

Enhancement Project

FGT Phase VIII Expansion

FGT Phase VIII Expansion Timeline

FGT Pascagoula Lateral

Gathering & Processing

Map of Operations
SUGS Overview
•  Located in prolific, long-lived Permian Basin
•  Approximately 4,800 miles of gas and liquids pipelines covering 16 counties in West Texas/Southeast New Mexico
•  Two fully-integrated midstream systems connected via high-pressure pipeline network
–  North System: Jal and Keystone
–  South System: Coyanosa, Mi Vida, Tippett and Grey Ranch
–  Integration: 24-inch high-pressure pipeline
•  Four active cryogenic plants and five active treating plants
•  Attractive downstream markets
–  Residue: California, Mid-Con, Texas
–  NGLs: Mont Belvieu
•  Attractive contract mix – 96% + POP / Fee-based

North System
•  Consists of the Jal and Keystone Systems
–  Large diameter predominately low pressure pipelines
–  Wellhead volume of 243 MMBtu/d of 5.0 GPM sour gas
–  220 MMcf/d cryogenic plant capacity
–  21,800 bbls/d NGL production
–  40 tons/d sulfur plant capacity
–  Recent compression and high pressure pipeline upgrades
–  Completion of sour gas 16-inch transfer line in June 2007

South System
•  Consists of the Mi Vida, Coyanosa and Tippett Systems
–  High pressure integrated sweet and sour gas gathering system
–  Wellhead volume 348 MMBtu/d
–  190 MMcf/d cryogenic processing capacity
–  Plant inlet of 175 MMcf/d of 3.5 GPM gas producing 11,500 bbls/d of NGLs
–  370 MMcf/d treating capacity with 115 MMcf/d current throughput
–  Third Party Processing 18.8 MMcf/d
•  Grey Ranch System
–  High CO2 gathering and treating system
–  Earn fixed fee for removing CO2 volumes
–  87 MMcf/d current throughput
–  Expect significant volume growth

High Pressure Transfer System

Diversified, Active Producer Portfolio

Gas Supply – Contract Risk Mitigation
•  Eliminated keep whole exposure
•  Changed gas pricing mechanism – FOM to Gas Daily
–  Removed remaining keep whole risk from POP contracts
–  Removed risk from daily volume swings
•  Included producer indemnifications on capital intensive projects
Key Assumptions for 2008
•  Positive processing spread environment allows conversion of equity into 100% natural gas liquids
•  Equity volumes average 40,000 to 45,000 MMBtu/d (converted from NGL gallons to BTUs)
•  Normalized FF&U levels
•  Incorporates current hedging program

Hedged Positions
•  SUGS has hedged between 66% and 75% of its expected 2008 NGL volumes
•  Through a combination of swaps and put options on natural gas and NGL processing spreads, SUGS has a net effective price on 30,000 MMBtu/d of $15.01 for the balance of 2008
•  When producing 100% natural gas liquids, SUGS expects equity volumes for 2008 to be approximately 40,000 to 45,000 MMBtu/d
•  SUGS entered into swaps on 10,000 MMBtu/d of natural gas at $8.19 per MMBtu for 2009

G&P Growth Drivers

Growth Drivers
•  Aggressively pursue new business
•  Operating & maintenance expense management
•  Invest capital throughout the system to ensure efficiency
•  Exploit competitive advantages

SUGS Growth Projects
•  Deep Atoka Gas Development – Loving, Winkler and Ward Counties, Texas
–  ~350MMcf/d currently producing
–  Anadarko and Chesapeake continue active drilling program
–  Up to 40MMcf/d per well
•  Eunice Area Expansion Projects – Lea County, New Mexico
–  Treating expansion project with acid gas injection well to be complete in 2008
–  Expect to connect additional growth volumes from Apache, Range, Bass and other active producers in 2008 and 2009
–  High margin, rich, sour, low pressure gas
•  Grey Ranch Treating Expansion – Pecos County, Texas
•  Expand capacity from 90 MMcf/d to 180 MMcf/d
•  Partner drilling program adding significant volumes of 70% CO2 gas supporting expansion
•  Estimated completion in July 2008
•  West Texas Barnett Shale – Culberson, Reeves, Pecos & Jeff Davis Counties, TX
–  Over 2 MM acres have been leased in the area with little infrastructure for gas or NGLs
–  Over 40 evaluation wells have been drilled, are drilling or are permitted in the trend
–  Chesapeake has acquired over 800,000 acres and has an active exploratory program which has established commercial production in the area
–  Additional players include: EOG, Encana, Petro-Hunt, Burlington, Quicksilver and Southwestern Energy

Distribution & Other

Missouri Gas Energy

New England Gas Company
New England Gas Company is a local distribution
company serving North Attleboro and Fall River, MA
•  Provides natural gas to 50,000 customers
•  Nearly 2,000 miles of main and service lines
•  NEGCO received a $4.6MM annual revenue increase in 2007
–  Settlement includes mechanisms to recover gas-cost related uncollectible expense, pension costs and other postretirement benefit costs
–  New rates phased in over eight-month period beginning August 1, 2007

2008 Outlook

Guidance and EBITDA Outlook
•  2008 earnings guidance
–  SUG’s earnings guidance range is $1.80 to $1.90 per share
–  Guidance range is driven by:
✓  Commodity price impact on unhedged gathering & processing volumes and operating efficiency
✓  Operating and maintenance expense containment
✓  Timing and amount of capital spending program
•  Expect significant EBITDA growth in 2009 from Trunkline IEP ($60MM to $65MM annualized)
•  Pro forma EBITDA, adjusted for impact of Trunkline IEP, is expected to be $80MM to $125MM or 10% to 15% greater than 2007

Pro forma EBITDA Guidance ($000,000s)

2008 Capital Expenditure Guidance ($000,000s)

2008 EBITDA by Segment
•  EBITDA from regulated assets accounts for approximately 80% of total providing stability to earnings and cash flows
•  EBITDA from SUGS is only 20% of total
•  SUGS actively manages its commodity exposure through hedging instruments

Conclusion

Summary
•  Compelling vision and clear strategic plan going forward
–  Strategic transformation and value creation achieved
–  Well advanced organic growth projects with clear visibility towards value creation
–  MLP structure as a potential growth vehicle providing a lower cost of capital and strategic flexibility
–  Balance preservation of investment grade credit ratings and return of capital to shareholders

Appendix

Company Facts

Reg. G Reconciliation